UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2008

WESTWOOD ONE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On March 14, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Westwood One, Inc. (the “Company”) granted stock options to key employees of the Company, including the following named executive officers: (i) Gary Yusko; (ii) David Hillman; and (iii) Paul Gregrey. Messrs. Yusko and Hillman each received a stock option to purchase 175,000 shares of Company common stock and Mr. Gregrey received a stock option to purchase 63,000 shares of Company common stock. The options were granted under the Company’s 1999 Stock Incentive Plan (the “1999 Plan”) on the form attached hereto as Exhibit 10.1 and have an exercise price of $1.99 (the closing stock price on March 14, 2008, the date of the grant). Each option has a three-year vesting schedule and will vest in equal one-third installments on each of March 14, 2009, 2010 and 2011. A copy of the 1999 Plan was previously filed with the SEC as Appendix A to the Company’s proxy statement on April 30, 1999. An amendment to the 1999 Plan was previously filed with the SEC as Exhibit 10.3 to the Company’s Form 8-K on May 25, 2005. The foregoing description of the stock option grants does not purport to be complete and is qualified in its entirety by reference to the Form Stock Option Agreement, a copy of which is furnished herewith as Exhibit 10.1.

Section 8	Other Events

Item 8.01	Other Events.

On March 19, 2008, the Company sold and issued to Gores Radio Holdings, LLC (together with certain related entities “Gores”), an equity managed by The Gores Group, LLC, in a private placement, 7,142,857 shares of Company common stock at a price of $1.75 per share. This is in addition to the 7,142,857 shares of Company common stock the Company sold to Gores on March 3, 2008 at a price of $1.75 per share. A copy of the Purchase Agreement between the Company and Gores was filed with the SEC as an exhibit to the Company’s Form 8-K dated as of February 25, 2008.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit No.	Description
10.1	Form Stock Option Agreement under the Westwood One, Inc. 1999 Stock Incentive Plan for non-director participants.
99.1	Press Release dated March 19, 2008, announcing the closing of the sale and issuance of 7,142,857 shares of Company common stock to Gores.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: March 19, 2008

By: /s/ David Hillman
Name: David Hillman
Title: Chief Administrative Officer, EVP, Business Affairs,
          General Counsel and Secretary

EXHIBIT INDEX

Current Report on Form 8-K
dated March 14, 2008

Westwood One, Inc.

Exhibit No.	Description
10.1	Form Stock Option Agreement under the Westwood One, Inc. 1999 Stock Incentive Plan for non-director participants.
99.1	Press Release dated March 19, 2008, announcing the closing of the sale and issuance of 7,142,857 shares of Company common stock to Gores.